Prepared by and return to:
Sharon Roberts Henderson, Esq.
McGuireWoods LLP
50 North Laura St., Suite 3300
Jacksonville, Florida 32202







             AMENDMENT TO MINING LEASE AGREEMENT
             -----------------------------------
                         (Astatula)

      This Amendment to Mining Lease Agreement is entered into by and between FLORIDA ROCK PROPERTIES, INC. ("FRP"), as Landlord, and FLORIDA ROCK INDUSTRIES, INC. ("FRI"), as
Tenant,  this 4th day of October, 2006.

                          RECITALS:
                          ---------

      FRI, as Tenant, entered into that certain Mining Lease Agreement with FRP, as Landlord, dated April 1, 1986, recorded in Official Records Book 881, page 1458, of the public records of Lake County, Florida, as modified by unrecorded First Modification to Mining Lease Agreement dated April 1, 2001 (collectively, the "Lease").

      FRI and FRP desire to amend the Lease as set forth below.

      NOW THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agree as follows:

     1.    Recitals.   The foregoing Recitals are  true  and
correct.

     2. Extension of Term. The term of the Lease is hereby extended for an additional term beginning April 1, 2006, and expiring on the earlier of the following dates (unless sooner terminated in accordance with the terms of the Lease):

          (i)  March 31, 2031; or

          (ii) When FRI has determined in its reasonable discretion that no economically mineable reserves of Construction Materials remain on lands owned or leased by FRI adjacent to the Leased Lands.

     3. Minimum Royalty. Paragraph (a) of Exhibit C attached to the Lease, setting forth the minimum royalty to the paid by Tenant for use and possession of the Leased Lands, shall be modified, amended and restated in its entirety as set forth on Exhibit A attached to this Amendment. All portions of Exhibit C to the Lease which are not specifically amended hereby shall remain in full force and effect. Provided however, that this Amendment shall be recorded in the public records of the county where the Leased Lands are located as a short form memorandum without attaching thereto a copy of said Exhibit A.

     4. Reclamation. Tenant agrees that when mining is complete and no further mining or operational use of the land is anticipated by Tenant, Tenant shall reclaim the land in compliance with either the reclamation standards of the State of Florida or the reclamation standards of the county where the Leased Lands are located, whichever is stricter. Wherever any portions of the Leased Lands are grandfathered so that reclamation is not required, Tenant shall nevertheless reclaim the lands in accordance with reclamation standards of the State of Florida, as if the same were legally applicable, when no further mining or operational use of the lands is anticipated. Within three
(3) years of the date hereof, Tenant shall begin such reclamation of that part of the Leased Lands where no further mining or operational use is anticipated by Tenant.

     5. Full Force and Effect. Landlord and Tenant acknowledge that the Lease continues in full force and effect in accordance with its terms, as modified herein. In the event of any inconsistency between the provisions of this Amendment and the provisions of the Lease as it existed prior to this Amendment, the terms of this Amendment shall prevail and be deemed to modify all inconsistent terms of the Lease as it previously existed.


               [Signatures on Following Pages]

      IN WITNESS WHEREOF, the undersigned have entered into this Amendment as of the date set forth above.

Signed, sealed and delivered       FLORIDA ROCK PROPERTIES, INC.
in the presence of:


____________________________            /s/ John E. Anderson
Print:_______________________      By: __________________________
                                   Print: John E. Anderson
                                   Its: Chairman

____________________________
Print:_______________________




STATE OF FLORIDA
COUNTY OF DUVAL

     The foregoing instrument was acknowledged before me this ____ day of October, 2006, by ______________________, as ___________ of Florida Rock Properties, Inc., a Florida corporation, on behalf of the corporation. He/She ( ) is personally known to me or ( ) has produced a valid Florida Driver's License as identification.

                             ______________________________
                             Print: _______________________
                             Notary Public, State of Florida

                             My commission expires:__________
                             Serial No. _____________________

                                  (Notarial Seal)

Signed, sealed and delivered       FLORIDA ROCK INDUSTRIES, INC.
in the presence of:

____________________________         /s/ John D. Milton, Jr.
Print:______________________      By: __________________________
                                  Print: John D. Milton, Jr.
                                  Its: Executive Vice President
____________________________
Print:______________________





STATE OF FLORIDA
COUNTY OF DUVAL

     The foregoing instrument was acknowledged before me this ____ day of October, 2006, by ______________________, as _____________ of Florida Rock Industries, Inc., a Florida corporation, on behalf of the corporation. He/She ( ) is personally known to me or ( ) has produced a valid Florida Driver's License as identification.

                              _____________________________
                              Print:_______________________
                              Notary Public, State of Florida

                              My commission expires:__________
                              Serial No. _____________________

                                  (Notarial Seal)

                          EXHIBIT A
                      Royalty Schedule
  Forming a Part of Paragraph 3 of the Amendment to Mining
                       Lease Agreement


Paragraph (a) of Exhibit C to the Lease is hereby amended and restated in its entirety as follows:

(a) The sum of EIGHT THOUSAND THREE HUNDRED THIRTY-THREE and 33/100 Dollars ($8,333.33) per month as a minimum royalty shall be paid by Tenant to Landlord during each month from the effective date hereof through September 30, 2010. Beginning on October 1, 2010, and on each 5th anniversary thereof during the term of this Lease (each such date being referred to herein as a "Minimum Royalty Adjustment Date"), the minimum monthly royalty payment shall be adjusted proportionately with any changes in the Producer Price Index for Construction Sand, Gravel and Crushed Stone (Commodity Code 13-21) (1982=100) (the "PPI"), as published by the U. S. Department of Labor during the preceding five year period of the Lease term. For the adjustment on October 1, 2010, the calendar year 2005 shall be used as the base year. For each subsequent adjustment after October 1, 2010, the base year for the PPI adjustment shall be the last calendar year of the five year period which immediately preceded the five year period that ended on the day immediately preceding the Minimum Royalty Adjustment Date. The minimum royalty payment as adjusted on each Minimum Rent Adjustment Date shall then become the minimum monthly royalty payment for each month of the next five years of the term, until the next Minimum Royalty Adjustment Date, when the minimum royalty is again adjusted as provided herein. Notwithstanding any of the above provisions, the minimum monthly royalty shall never be less than $8,333.33 per
month.   If  the index required for the calculation  of  the
royalty adjustment is not available at the time the adjustment is to become effective, Tenant shall continue to pay the minimum royalty in effect for the preceding month, until the adjustment can be computed, at which time Landlord shall advise Tenant and Tenant shall pay the additional amount that would have been required, had the adjusted royalty figure been available on the Minimum Royalty
Adjustment Date. The payment of each month's minimum royalty shall be made within twenty (20) days following the beginning of the calendar month of the Lease term. All minimum royalties paid by Tenant may be recovered by Tenant as provided in the subsequent provisions of this Exhibit C; provided, however, such minimum royalties may only be recovered during Tenant's fiscal year in which such payments are made.